



# INVESTOR PRESENTATION

**DECEMBER 2014**

# Forward-Looking Statements

This contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. "Forward-looking statements" are any statements that are not based on historical information. Statements other than statements of historical facts included herein, including, without limitation, statements regarding our future financial position and results of operations, business strategy, budgets, projected costs and plans and objectives of management for future operations, are "forward-looking statements." Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" or "continue" or the negative of such words or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements and we can give no assurance that such forward-looking statements will prove to be correct. Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, or "cautionary statements," include, but are not limited to: increases in food and other commodity costs; risks associated with the expansion of our business; our ability to manage our growth and successfully implement our business strategy; general economic conditions, particularly in the retail sector; competitive conditions; weather conditions; fuel prices; significant disruptions in service or supply by any of our suppliers or distributors; changes in consumer perception of dietary health and food safety; labor and employment benefit costs; regulatory factors; the outcome of pending or future legal claims or proceedings; environmental conditions and regulations; our borrowing costs; the availability and terms of necessary or desirable financing or refinancing and other related risks and uncertainties; the risk of an act of terrorism or escalation of any insurrection or armed conflict involving the United States or any other national or international calamity; factors that affect the restaurant industry generally, including product recalls, liability if our products cause injury, ingredient disclosure and labeling laws and regulations, reports of cases of food borne illnesses such as "mad cow" disease and avian flu, and the possibility that consumers could lose confidence in the safety and quality of certain food products, as well as negative publicity regarding food quality, illness, injury or other health concerns and; the effect of the Spin-off.

# Presenters

**Timothy Taft:** Chief Executive Officer
**Lynn Schweinfurth:** Chief Financial Officer


Pollo Tropical

# Overview


TACO
CABANA

# Investment Considerations


FIESTA
TACO CABANA
Pollo Tropical

Two Leading, Differentiated Restaurant Brands

Well Positioned Within the Growing Fast-Casual Segment

Accelerating Development Given Significant Potential

Compelling Business Model

Proven Sales Track Record



# Company Snapshot

- Company was spun-out from former parent company in May, 2012
- 2013 revenue ~$550 million
- 2013 Adjusted EBITDA ~$70 million
- 285 company-owned restaurants as of Sept 28, 2014, with accelerating development
- 43 franchise restaurants as of Sept 28, 2014, with growth focused on U.S. non-traditional venues
- Nasdaq: FRGI, ~$1.5 billion market cap

**FY2013 Revenue:**
**$551.3 Million[1]**



Taco Cabana
53%
Pollo Tropical
47%

**FY2013 Total Adjusted EBITDA:**
**$69.8 Million [2]**



Taco Cabana
37%
Pollo Tropical
63%

**As of September 28, 2014:**
**285 Company-owned Restaurants**



Pollo Tropical
119
42%
Taco Cabana
166
58%

TACO CABANA POLLO TROPICAL

Source: Company filings.
1. Includes franchise royalty revenues and fees.
2. See Total Adjusted EBITDA reconciliations.



# Our Rapid Expansion Vehicle

Pollo Tropical

- Founded in Miami in 1988
  - Caribbean-inspired brand with no direct competitors
  - 119 company-owned restaurants as of September 28, 2014
  - $2.7 million AUV, highest in fast-casual segment
  - Average check of ~$10
  - Drive-thru offers unique access in fast-casual segment
- Developed an elevated brand format introduced in markets outside of South Florida since 2010
  - Added menu items, modified table service, plates and cutlery
- Opening 10 restaurants in Texas this year with newest prototype
- Success in new and existing markets with robust investment returns
- Long-term, national potential

Sales by Daypart


Lunch 47%
Dinner 53%

Sales by Occasion


Drive-Thru
45%
Counter
55%

Source: Company filings.
Note: Figures as of December 29, 2013, except for restaurant count.



# Our Rapid Expansion Vehicle

***Caribbean-inspired freshly prepared, high-quality food***

- Fresh, grilled proteins, including bone-in chicken marinated in our proprietary blend of tropical fruit juices and spices
- Other grilled proteins including boneless, marinated chicken breast, chicken wings, Mojo Roast Pork and Calypso Beef
- Self-service sauce, salsa and condiment bar
- Freshly prepared side dishes including rice, beans, fried yuca, green beans and corn soufflé
- Healthy options to accommodate consumer preferences
- Fresh tropical juice Refrescas and beer in elevated markets

Open Display Cooking


HOT
AND
FRESH

Elevated Service



Fresh



Flavorful




FIESTA
TACO CABANA
Pollo Tropical

# Initiatives to Fuel Sales Growth

## Pollo Tropical

- Reaching media efficiency across markets in which we operate
- Elevated restaurant format outside of South Florida has produced a compelling consumer proposition
- New prototype with enhanced brand impact and appeal
- Continue to promote value proposition
- The menu – three strategic pillars supporting grilled chicken
  - Customization: TropiChops
  - Portability: Wraps
  - Healthy Options: Tropical Lite Menu
- Off premise access to brand
  - Drive-thru
  - PODs
  - Catering
  - Online ordering
  - Smartphone App – curbside delivery

# Introduced New Prototype in Texas


Pollo Tropical




Saucing Island


IMAGE CREDIT: RON RUGGLESS/N

# Brand Elevation Program


FIESTA
TACO CABANA
Pollo Tropical

Pollo Tropical


Menu Enhancements
Modified Table Service and Hospitality
Operational Execution: *5 Points of Focus*
Real Plates and Cutlery
Enhanced Facility




HOT AND FRESH

# Significant Growth Potential

**Pollo Tropical**

- Primary expansion vehicle given strong investment returns
- Strategic development beyond Florida with current focus on Southeast in existing markets
- 22 new company restaurants in 2014, or 20%+ growth
    - Half in Texas with new prototype; half in Florida
- Robust real estate pipeline available in Texas and Florida
- Pursuing opportunistic Atlanta and Nashville development, as sites become available
- Long-term, national potential
- Non-traditional U.S. licensing opportunities

**New Company-Owned Restaurants Opened**

| | |
|---|---|
| 2010 | 2 |
| 2011 | 2 |
| 2012 | 5 |
| 2013 | 12 |
| 2014 | 22E |
| 2015 | 24-26E |

**Current Footprint**



2/0
5/0
5/0
107/5

Note: Where two numbers appear, the first represents company-owned restaurants and the second represents franchised restaurants.

Figures as of September 28, 2014.



# Potential Secondary Growth Vehicle

THE ORIGINAL TACO CABANA. MEXICAN PATIO CAFE

- Founded in San Antonio in 1978
  - 166 total company-owned restaurants as of September 28, 2014
  - $1.8 million AUV, among the highest in the fast-casual segment
  - Majority open 24 hours
  - Average check of ~$8.50
  - Patio seating
  - Drive-thru offers unique access in fast-casual segment
  - Significant cash flow generator
- Operates in a niche outside of national fast-food and limited menu, fast-casual Mexican competition
- Testing an elevated format (Cabana Grill) in Atlanta and Jacksonville
  - Potential future, secondary growth vehicle

**Sales by Daypart**


Breakfast
19%
Dinner
26%
Late Night
12%
Lunch
23%
Other
20%

**Sales by Occasion**


Counter
47%
Drive-Thru
53%

Source: Company filings.
Note: Figures as of December 29, 2013, except for restaurant count

# Potential Secondary Growth Vehicle

THE ORIGINAL TACO CABANA. MEXICAN PATIO CAFE

***Authentic flavors of Mexico made fresh to order***

- Flame-grilled beef and chicken fajitas served on sizzling iron skillets
- Made to order quesadillas, nachos, tacos and enchiladas
- Fresh flour tortillas made daily on display
- Self-service salsa, sauce and condiment bar
- Frozen margaritas and beer
- Healthy options to accommodate consumer preference

**Festive Mexican Theme**



**Indoor and Patio Seating**



**High Quality, Freshly Prepared Fare**



# Niche in Quick/Casual Mexican Category

**Quick-service Mexican**

- Taco Bell
- Del Taco
- Taco Bueno

**Limited-menu Mexican**

- Chipotle Mexican Grill
- Qdoba Mexican Grill
- Moe's southwest grill

**Authentic Mexican**

- The Original Taco Cabana Mexican Patio Cafe

# Initiatives to Fuel Sales Growth


FIESTA
TACO CABANA
Pollo Tropical

THE ORIGINAL
TACO CABANA.
MEXICAN PATIO CAFE

- Remodel program generating sales lift of 2-5%;
  - ~85% of the system will be complete by the end of 2014
- Chef certification completed throughout system
- Value-oriented promotions carrying a $4.99 price point
- Five Points of Focus – consistent operational execution
- The menu – focused on freshly prepared, authentic Mexican fare
  - A niche with a broad, traditional offering
  - Differentiated versus quick service and limited-menu fast casual competitors
- Off premise access to brand
  - Drive-thru
  - Catering
  - Online ordering

# Cabana Grill

cabanagrill
a taste of mexico


cabanagrill
cabanagrill


cabanagrill


Salsa Bar

# Potential Secondary Growth Vehicle

TACO CABANA · cabana grill – a taste of mexico

- Opportunistic development of Taco Cabana in Texas with emergence of new trade areas
- Cabana Grill is a potential growth vehicle outside of Texas
  - Same building footprint as Taco Cabana
  - New menu items, technology upgrades and refined trade dress
    - First Cabana Grill opened in Atlanta in Q2 2014
    - Second Cabana Grill opening in Jacksonville in Q4 2014
- Non-traditional U.S. licensing opportunities

**New Company-Owned Restaurants Opened**

| | |
|---|---|
| 2010 | 1 |
| 2011 | 4 |
| 2012 | 5 |
| 2013 | 6 |
| 2014 | 4E |
| 2015 | 2-4E |

**Current Footprint**



0/4
3/0
162/3
1/0

Note: Where two numbers appear, the first represents company-owned restaurants and the second represents franchised restaurants.

Note: Figures as of September 28, 2014

# Industry-Leading AUVs



FIESTA
TACO CABANA
Pollo Tropical

## Industry-Leading Average Unit Volumes (FY 2013)

($s in millions)



$2.7
Pollo Tropical
$2.5
Panera
$2.2
Chipotle
$1.8
Taco Cabana
$1.5
Zoës Kitchen
$1.2
noodles & company
$1.1
Qdoba Mexican Grill
$1.0
Potbelly



Pollo Tropical AUV Growth
Pollo Tropical
$2.1
$2.3
$2.5
$2.7
CAGR=9.1%
2010
2011
2012
2013



Taco Cabana AUV Growth
Taco Cabana
$1.6
$1.7
$1.8
$1.8
CAGR=3.3%
2010
2011
2012
2013

Sources: Company filings and equity research.

# Compelling Restaurant-Level EBITDA

## Industry-Leading Restaurant Profitability (FY 2013)

Margin Comparison (% of Restaurant Sales)



26.6%
26.3%
20.7%
20.2%
20.0%
19.6%
17.9%
16.7%
Chipotle Mexican Grill
Pollo Tropical
noodles & company
Potbelly
ZOËS KITCHEN
Panera
Qdoba Mexican Grill
Taco Cabana

Restaurant-level EBITDA is defined as restaurant sales minus cost of sales, labor, occupancy, other operating and advertising expenses. Pre-opening cost is excluded from the calculation.
Sources: Company filings and equity research.


FIESTA
TACO CABANA
Pollo Tropical

# Restaurant Growth Potential

## Number of System-wide Restaurants in U.S.


1,845
1,724
632
550
410
401
337
173
125
124
Panera BREAD
CHIPOTLE MEXICAN GRILL
Qdoba MEXICAN GRILL
MOE'S southwest grill
noodles & company
El Pollo Loco
Potbelly
TACO CABANA 1
ZOËS KITCHEN
Pollo Tropical 2

| | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| Unit Potential | 3,200 | 4,500 | 2,000 | N/A | 2,500 | N/A | N/A | N/A | 1,600 | N/A |
| % of Unit Potential | 58% | 38% | 32% | N/A | 16% | N/A | N/A | N/A | 8% | N/A |

Sources: Company filings, Wall Street research, and company websites. Domestic systemwide unit counts as of the most recent filings. Moe's locations based on an estimate as of 7/14/14.

Note: Number of Taco Cabana and Pollo Tropical restaurants as of September 28, 2014.

1. Taco Cabana includes seven franchised locations in the U.S.
2. Pollo Tropical includes five franchised locations in the U.S.

# Attractive New Restaurant Economics

- New site-selection criteria successful in meeting performance objectives
- Shared markets will create marketing, supply chain and other synergies
- Lower initial sales volumes before brand awareness and media efficiency are established
- Development pacing is not limited by development resources, available sites or capital; it is dictated by sourcing great general managers and team members that are fully trained

**Targeted New Restaurant Economics (2nd Year After Opening)**

($s in millions)

| Average New Unit P&L | Pollo Tropical |
|---|---|
| Average Unit Volume | $2.2+ |
| Cash Investment Costs[1] | $1.4-2.0 |
| Cash-on-Cash Return | ~ 25%+ |

1. Pre-opening cost not included in investment cost. Assumes land lease with cash investment for building and FF&E. Company targets free-standing locations due to drive-thru. In the event of an existing building conversion, cash investment cost would be on the lower end of the range.

# Development Strategy


FIESTA
TACO CABANA
Pollo Tropical

Pollo Tropical

## 1

**LEGACY SOUTH FLORIDA MARKETS**

*Miami-Dade, Broward, & Palm Beach Counties*

- High recognition and superior performance
- Planned cannibalization but existing stores steadily build back

## 2

**LOWER- TO MEDIUM-PENETRATED MARKETS**

*Jacksonville, Fort Myers, Tampa, & Orlando*

- Driving higher brand awareness through increased media penetration and new openings

## 3

**EMERGING MARKETS**

*Texas, Atlanta & Nashville*

- Robust development pipeline in Texas, with many high quality sites that can make an immediate contribution
- Build out Nashville and Atlanta over time as trade areas develop and sites become available

# Development Evolution

**Pollo Tropical**

- To date, South Florida greatly outperforms other markets
- In late 2010, we developed new site selection criteria first implemented in Jacksonville, FL with compelling results
- New restaurants opened using new site selection criteria (high profile real estate) targeted to generate AUV of $2.2 million in two years
- Recently introduced new prototype with enhanced brand impact and producing promising sales results
- Focused on developing new restaurants in existing markets to increase brand awareness and media spend to drive impactful sales growth

# Reaching Media Efficiency


FIESTA
TACO CABANA
Pollo Tropical

Pollo Tropical

- Majority of markets are at or near media efficiency
- In Texas, ability to leverage Taco Cabana media efficiency
- Q3 2014 AWS
  - Comparable stores = $54.6 thousand
  - Non-comparable stores = $43.0 thousand

Restaurant Count

| Market | 2011 | 2012 | 2013 | 2014F | | Ad Mass Reached at |
|---|---|---|---|---|---|---|
| ***S. Florida*** | ***63*** | ***65*** | ***66*** | ***74*** | | ***20*** |
| ***Orlando*** | ***13*** | ***14*** | ***15*** | ***16*** | | ***17*** |
| Tampa | 4 | 4 | 6 | 6 | | 14 |
| ***Ft Myers*** | ***3*** | ***3*** | ***4*** | ***6*** | | ***5*** |
| ***Jacksonville*** | ***2*** | ***3*** | ***3*** | ***4*** | | ***4*** |
| ***Texas*** | - | - | - | ***10*** | | ***60*** |
| Atlanta | 1 | 2 | 5 | 5 | | 18 |
| Nashville | 0 | 0 | 2 | 2 | | 4 |


FIESTA
TACO CABANA
Pollo Tropical

# 2013 Accomplishments

- Meaningful comparable restaurant sales and EPS growth
- Improved operational execution (Five Points of Focus)
- Completed management team, corporate staffing and systems implementation
- Developed new restaurant pipeline and new processes to support accelerated growth
- Designed new, elevated restaurant prototypes
- Signed multi-year product and marketing agreement with The Coca-Cola Company
- Engaged new media planning, advertising and public relations agencies
- New capital structure in place resulting in ~ 25% EPS accretion in 2014


Pollo Tropical

# Financial Summary


TACO
CABANA

# Long-Term Business Model



8%-10%
Net Company-Owned
Restaurant Growth;
Pollo Tropical is
Primary Expansion
Vehicle
2% - 3%
Comparable
Restaurant
Sales Growth
Franchise
New
Restaurant
Growth
10% - 12%
Revenue
Growth
Leverage Fixed
and Operating
Expenses
Meaningful
Long-Term
EPS Growth



# Strong Comparable Restaurant Sales Growth

## Quarterly Comparable Restaurant Sales Growth

Pollo Tropical



13.5% 10.7% 7.9% 7.8% 9.4% 7.8% 7.0% 8.3% 3.8% 6.4% 6.5% 7.0% 6.3% 6.7% 5.9%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14

Taco Cabana



2.0% 4.5% 5.3% 2.7% 6.1% 4.5% 1.8% 6.8% 2.0% 1.1% 1.8% -2.9% 0.8% 2.8% 3.5%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14

## Two-Year Stacked Quarterly Comparable Restaurant Sales Growth



17.2% 17.0% 16.7% 18.5% 22.9% 18.5% 14.9% 16.1% 13.2% 14.2% 13.5% 15.3% 10.1% 13.1% 12.4%
13.5% 10.7% 7.9% 7.8% 9.4% 7.8% 7.0% 8.3% 3.8% 6.4% 6.5% 7.0% 6.3% 6.7% 5.9%
3.7% 6.3% 8.8% 10.7% 13.5% 10.7% 7.9% 7.8% 9.4% 7.8% 7.0% 8.3% 3.8% 6.4% 6.5%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
MOST RECENT QUARTER
PRIOR QUARTER



0.0% 4.4% 6.3% 5.0% 8.1% 9.0% 7.1% 9.5% 8.1% 5.6% 3.6% 3.9% 2.8% 3.9% 5.3%
2.0% 4.5% 5.3% 2.7% 6.1% 4.5% 1.8% 6.8% 2.0% 1.1% 1.8% -2.9% 0.8% 2.8% 3.5%
-2.0% -0.1% 1.0% 2.3% 2.0% 4.5% 5.3% 2.7% 6.1% 4.5% 1.8% 6.8% 2.0% 1.1% 1.8%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
MOST RECENT QUARTER
PRIOR QUARTER

# Brand Performance

($s in millions)

Pollo Tropical

| | SSS | Co-Units | Restaurant Sales | Growth % (vs year ago) | Rest-Level EBITDA[1] | % |
|---|---|---|---|---|---|---|
| 3Q14 YTD | 6.3% | 119 | $224.5 | 16.7% | $58.4 | 26.0% |
| 2013 | 5.9% | 102 | $257.8 | 13.4% | $67.8 | 26.3% |
| 2012 | 8.1% | 91 | $227.4 | 9.3% | $58.2 | 25.6% |

Taco Cabana

| | SSS | Co-Units | Restaurant Sales | Growth % (vs year ago) | Rest-Level EBITDA[1] | % |
|---|---|---|---|---|---|---|
| 3Q14 YTD | 2.4% | 166 | $228.5 | 3.4% | $41.6 | 18.2% |
| 2013 | 0.5% | 165 | $291.1 | 4.0% | $48.7 | 16.7% |
| 2012 | 4.7% | 160 | $279.9 | 5.6% | $47.2 | 16.9% |

1. Restaurant-level EBITDA excludes pre-opening costs


FIESTA
TACO CABANA
Pollo Tropical

# Significant Reduction In Leverage

- In Q4 2013, repurchased $200 million, 8.875% Senior Secured Second Lien Notes through
  - $135 million net proceeds generated from an equity offering
  - New five year $150 million revolving credit facility with initial weighted average interest rate of 2.25% at 2013 year end
- Reduced debt ~ $130 million from $200 million
- 2014 EPS accretion ~ 25%

| | December 30, 2012 | December 29, 2013 |
|---|---|---|
| Senior Secured Second Lien Notes | $ 200.0 | $ - |
| Senior Secured Credit Facility | - | 71.0 |
| Capital Leases | 1.0 | 1.4 |
| Lease Financing Obligations | 3.0 | 1.7 |
| Total Debt | $ 204.0 | $ 74.0 |
| Less: Cash and Cash Equivalents | 15.5 | 11.0 |
| Total Net Debt | $ 188.5 | $ 63.0 |
| Total Adjusted EBITDA | $ 64.2 | $ 69.8 |
| Total Net Debt / Total Adjusted EBITDA | 2.9x | 0.9x |

Source: Company filings.


FIESTA
TACO CABANA
Pollo Tropical

# 3Q14 YTD Financial Highlights

Pollo Tropical TACO CABANA

| | Year to Date | | | | |
|---|---|---|---|---|---|
| | September 28, 2014 | | September 29, 2013 | | % Growth |
| Pollo Comparable Sales | | 6.3% | | 5.5% | |
| Taco Comparable Sales | | 2.4% | | 1.6% | |
| Restaurant Sales | $ | 453.0 | $ | 413.4 | |
| Franchise Revenues and Fees | $ | 1.9 | $ | 1.7 | |
| Total Revenues | $ | 454.9 | $ | 415.2 | 9.6% |
| Restaurant-level Adjusted EBITDA | $ | 96.6 | $ | 85.5 | |
| Pre-Opening Costs | | 3.3 | | 2.4 | |
| Restaurant-level Adjusted EBITDA Exc. Pre-Opening Costs | | 99.9 | | 87.9 | 13.7% |
| % Restaurant Sales | | 22.1% | | 21.3% | |
| Income from operations | $ | 45.8 | $ | 36.5 | 25.3% |
| % Revenues | | 10.1% | | 8.8% | |
| Net income | $ | 27.2 | $ | 14.8 | 83.6% |
| % Revenues | | 6.0% | | 3.6% | |
| Diluted Net Income Per Share | $ | 1.02 | $ | 0.63 | 61.9% |

# Key Commodity and Cost Overview

- Fiesta Restaurant Group actively contracts commodities with its suppliers
- 2014 projected commodity increase ~1%
- 2014 commodities under fixed pricing (% of COGS) 70-80%

---

**Top Five Food Purchases - Pollo Tropical**

| Type | % of COGS | 2014F v 2013 Incr/(Decr) |
|---|---|---|
| 1. Chicken | 43.0% | -0.7% |
| 2. Pork | 6.8% | 3.3% |
| 3. Dinner Rolls | 2.8% | 0.0% |
| 4. Plantains | 2.3% | 0.0% |
| 5. Rice | 2.3% | 2.3% |

**Top Five Food Purchases - Taco Cabana**

| Type | % of COGS | 2014F v 2013 Incr/(Decr) |
|---|---|---|
| Fajita Beef | 11.8% | -1.4% |
| Blended Cheese | 6.5% | 20.1% |
| Tortilla Dough | 5.1% | -3.5% |
| Fajita Chicken | 4.6% | -0.9% |
| Queso | 4.3% | 10.8% |

- 2015 projected commodity inflation will be in the mid-single digits
  - Plan to bridge the dollar impact of higher-than-expected commodities with pricing, cost mitigation tactics, and expense savings opportunities

# Capital Allocation & Liquidity

- Capital is being allocated to the highest return investments – new Pollo Tropical company-owned restaurants and Taco Cabana and Pollo Tropical remodels
- The balance of capital is being spent on maintaining our business and improving systems to support our restaurants and infrastructure
- Cash flow from operations is expected to materially fund our capital needs
- At the end of Q3 2014, we had $76.5 million additional capacity to borrow under our senior credit facility
- 2014 Capital Expenditures are expected to be between $70 to $75 million
- 2015 Capital Expenditures are expected to be between $78 to $88 million:

| *($s in millions)* | 2015F Capital Expenditures Low | | High |
|---|---|---|---|
| New Restaurant Development | $ 58 | $ | 65 |
| Remodeling (Taco & Pollo) / Maintenance | $ 14 | $ | 15 |
| IT & Other Projects | $ 6 | $ | 8 |
| Total Capital Expenditures | $ 78 | $ | 88 |

Source: Company filings.


Pollo Tropical

# Appendix


TACO CABANA



# Franchising

- Current focus is non-traditional franchising (universities and airports)
  - Currently, 5 Pollo and 3 Taco non-traditional, franchise locations
- International franchise locations are Pollo Tropical restaurants
- We have one traditional Taco franchisee in Albuquerque, NM with 4 restaurants
- Franchise revenues are not meaningful today, <1% of total revenues
- Franchise growth anticipated to be a growth platform in the future

**Franchise Locations**

| | |
|---|---|
| Bahamas | 1 |
| Dominican Republic | 1 |
| Ecuador | 1 |
| Guatemala | 1 |
| Honduras | 1 |
| Panama | 5 |
| Puerto Rico | 17 |
| Trinidad and Tobago | 2 |
| United States | 12 |
| Venezuela | 2 |

Figures as of September 28, 2014.

# Total Adjusted EBITDA Reconciliation


FIESTA
TACO CABANA
Pollo Tropical

Pollo Tropical    TACO CABANA

| ($s in millions) | FY2010 | FY2011 | FY2012 | FY2013 | 3Q13 YTD | 3Q14 YTD |
|---|---|---|---|---|---|---|
| Restaurant-level Adjusted EBITDA Excluding Pre-Opening Costs: | | | | | | |
| Pollo Tropical | $ 45.3 | $ 52.3 | $ 58.2 | $ 67.8 | $ 50.6 | $ 58.4 |
| Taco Cabana | 43.0 | 44.9 | 47.2 | 48.7 | 37.3 | 41.6 |
| Consolidated | $ 88.3 | $ 97.2 | $ 105.4 | $ 116.5 | $ 87.9 | $ 99.9 |
| Less: | | | | | | |
| Pre-Opening Costs | 0.5 | 0.8 | 1.7 | 2.8 | 2.4 | 3.3 |
| Restaurant-level Adjusted EBITDA: | | | | | | |
| Pollo Tropical | 44.8 | 51.7 | 57.1 | 65.7 | 48.9 | 55.5 |
| Taco Cabana | 42.9 | 44.7 | 46.6 | 48.0 | 36.6 | 41.1 |
| Consolidated | $ 87.8 | $ 96.4 | $ 103.7 | $ 113.7 | $ 85.5 | $ 96.6 |
| Add: | | | | | | |
| Franchise Royalty Revenues and Fees | 1.5 | 1.7 | 2.4 | 2.4 | 1.7 | 1.9 |
| Less: | | | | | | |
| General and Administrative (Excluding Stock-based Compensation) | 31.9 | 35.8 | 41.8 | 46.2 | 34.2 | 33.5 |
| Adjusted EBITDA[1]: | | | | | | |
| Pollo Tropical | 30.1 | 35.6 | 38.6 | 43.7 | 32.5 | 39.2 |
| Taco Cabana | 27.3 | 26.8 | 25.6 | 26.1 | 20.5 | 25.8 |
| Consolidated | $ 57.4 | $ 62.4 | $ 64.2 | $ 69.8 | $ 53.0 | $ 65.0 |
| Less: | | | | | | |
| Depreciation and Amortization | 19.1 | 19.5 | 18.3 | 20.4 | 15.1 | 17.0 |
| Impairment and Other Lease Charges | 6.6 | 2.7 | 7.0 | 0.2 | 0.2 | 0.2 |
| Interest Expense | 19.9 | 24.0 | 24.4 | 18.0 | 14.5 | 1.7 |
| Loss on Extinguishment of Debt | - | - | - | 16.4 | - | - |
| Provision for Income Taxes | 3.8 | 4.6 | 4.3 | 3.8 | 7.3 | 16.9 |
| Stock-Based Compensation | 1.0 | 1.7 | 2.0 | 2.3 | 1.7 | 2.6 |
| Other Expense / (Gain) | - | 0.1 | (0.1) | (0.6) | (0.6) | (0.6) |
| Net Income | $ 7.0 | $ 9.5 | $ 8.3 | $ 9.3 | $ 14.8 | $ 27.2 |

1. Adjusted EBITDA for each of our Pollo Tropical and Taco Cabana segments includes an allocation of general and administrative expenses associated with administrative support for executive management; information systems; and certain accounting, legal, and other administrative functions.

# Adjusted EBITDA Reconciliation

Pollo Tropical

| ($s in millions) | FY2010 | FY2011 | FY2012 | FY2013 | 3Q14 YTD |
|---|---|---|---|---|---|
| Restaurant Sales | $ 186.0 | $ 208.1 | $ 227.4 | $ 257.8 | $ 224.5 |
| Less: | | | | | |
| Cost of Sales | 60.0 | 69.5 | 75.4 | 85.5 | 74.2 |
| Restaurant Wages and Related Expenses[3] | 45.9 | 49.0 | 53.6 | 57.9 | 49.3 |
| Restaurant Rent Expense | 6.0 | 5.9 | 7.7 | 10.1 | 9.0 |
| Other Restaurant Operating Expenses | 23.9 | 25.8 | 26.8 | 30.8 | 27.9 |
| Advertising Expense | 5.0 | 5.6 | 5.7 | 5.7 | 5.7 |
| Restaurant-Level Adjusted EBITDA Excluding Pre-Opening Costs[1] | $ 45.3 | $ 52.3 | $ 58.2 | $ 67.8 | $ 58.4 |
| Less: Pre-Opening Costs | 0.5 | 0.5 | 1.1 | 2.0 | 2.8 |
| Restaurant-Level Adjusted EBITDA[1] | $ 44.8 | $ 51.7 | $ 57.1 | $ 65.7 | $ 55.5 |
| Add: Franchise Revenue | 1.2 | 1.4 | 1.9 | 1.9 | 1.6 |
| Less: General and Administrative Expenses[3] | 16.0 | 17.6 | 20.4 | 23.9 | 17.9 |
| Adjusted EBITDA[2] | $ 30.1 | $ 35.6 | $ 38.6 | $ 43.7 | $ 39.2 |

1. Restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses for the applicable segment. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training and rent, in addition to promotional costs associated with the restaurant opening.
2. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, loss on extinguishment of debt, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense and other income and expense. It includes an allocation of corporate G&A expenses and brand G&A expenses (each excluding stock-based compensation).
3. Excludes stock-based compensation.

# Adjusted EBITDA Reconciliation



TACO CABANA

| ($s in millions) | FY2010 | FY2011 | FY2012 | FY2013 | 3Q14 YTD |
|---|---|---|---|---|---|
| Restaurant Sales | $ 251.5 | $ 265.1 | $ 279.9 | $ 291.1 | $ 228.5 |
| Less: | | | | | |
| Cost of Sales | 75.2 | 83.2 | 88.1 | 90.6 | 69.3 |
| Restaurant Wages and Related Expenses[3] | 76.6 | 80.0 | 82.6 | 85.5 | 66.0 |
| Restaurant Rent Expense | 10.6 | 10.9 | 13.9 | 16.7 | 12.9 |
| Other Restaurant Operating Expenses | 35.8 | 35.6 | 37.0 | 38.2 | 30.1 |
| Advertising Expense | 10.2 | 10.5 | 11.1 | 11.4 | 8.6 |
| Restaurant-Level Adjusted EBITDA Excluding Pre-Opening Costs[1] | $ 43.0 | $ 44.9 | $ 47.2 | $ 48.7 | $ 41.6 |
| Less: Pre-Opening Costs | 0.1 | 0.2 | 0.6 | 0.7 | 0.5 |
| Restaurant-Level Adjusted EBITDA[1] | $ 42.9 | $ 44.7 | $ 46.6 | $ 48.0 | $ 41.1 |
| Add: Franchise Revenue | 0.3 | 0.3 | 0.5 | 0.5 | 0.4 |
| Less: General and Administrative Expenses[3] | 15.9 | 18.2 | 21.4 | 22.4 | 15.7 |
| Adjusted EBITDA[2] | $ 27.3 | $ 26.8 | $ 25.6 | $ 26.1 | $ 25.8 |

1. Restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses for the applicable segment. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training, and rent, in addition to promotional costs associated with the restaurant opening.
2. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, loss on extinguishment of debt, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense and other income and expense. It includes an allocation of corporate G&A expenses and brand G&A expenses (each excluding stock-based compensation).
3. Excludes stock-based compensation.

# Adjusted Net Income & EPS Reconciliation

| | (unaudited) | | | | (unaudited) | | | |
|---|---|---|---|---|---|---|---|---|
| | Three months ended | | | | Twelve months ended | | | |
| | December 29, 2013 | | December 30, 2012 | | December 29, 2013 | | December 30, 2012 | |
| | $ | EPS | $ | EPS | $ | EPS | $ | EPS |
| Net income | $ (5,553) | $ (0.22) | $ 2,562 | $ 0.11 | $ 9,257 | $ 0.39 | $ 8,267 | $ 0.35 |
| Add (each net of tax effect): | | | | | | | | |
| Impairment and other lease charges (a) | (26) | — | 148 | 0.01 | 128 | — | 4,632 | 0.20 |
| Qualification for sale leaseback accounting (b) | — | — | — | — | — | — | 1,249 | 0.05 |
| Secondary offering expenses (c) | — | — | — | — | 272 | 0.01 | — | — |
| Loss on extinguishment of debt (d) | 10,521 | 0.42 | — | — | 10,521 | 0.44 | — | — |
| Adjusted net income (e) | $ 4,942 | $ 0.20 | $ 2,710 | $ 0.12 | $ 20,178 | $ 0.84 | $ 14,148 | $ 0.60 |

(a) Impairment and other lease charges for the twelve months ended December 30, 2012 are primarily related to the closure of five Pollo Tropical restaurants in New Jersey in the first quarter of 2012. Impairment and other lease charges for each period are presented net of taxes of $(14), $76, $71 and $2,407 for the three and twelve months ended December 29, 2013 and December 30, 2012, respectively.

(b) The amounts reported as "qualification for sale leaseback accounting" represent the net increase in rent expense, decrease in depreciation expense and decrease in interest expense, that would have impacted net income had the leases been accounted for as operating leases for all periods presented, based on the deferred gain on sale-leaseback transactions calculated at the time of the spin-off, and had the five properties been owned for all periods presented. These amounts are shown net of taxes of $649 in the twelve months ended December 30, 2012. These amounts are included for comparative purposes only, and may not be indicative of what actual results would have been had the qualification for sale-leaseback accounting treatment of these leases (and the treatment of such leases as operating leases) occurred on the dates described above.

(c) Secondary offering expenses for the twelve months ended December 29, 2013 include expenses related to the underwritten secondary public equity offering completed during March 2013 totaling $425. The Company did not receive any proceeds from the sale of shares in the offering. Secondary offering expenses are presented net of taxes of $153.

(d) The Company recognized a loss on extinguishment of debt of $16.4 million in the fourth quarter of 2013 related to the repurchase and redemption of its Notes. The loss on extinguishment of debt for the three and twelve months ended December 29, 2013 is presented net of taxes of $5,890.

(e) Adjusted net income and related adjusted earnings per share are non-GAAP financial measures. Adjusted net income is defined as net income before impairment and other lease charges, the impact of the qualification for sale-leaseback accounting (primarily upon the spin-off from Carrols) for certain leases previously accounted for as lease financing obligations, secondary offering expenses and loss on extinguishment of debt.



# Use of Non-GAAP Financial Measures

Adjusted EBITDA, restaurant-level adjusted EBITDA, and restaurant-level adjusted EBITDA excluding pre-opening costs for both of our brands and total adjusted EBITDA, total restaurant-level adjusted EBITDA, and total restaurant-level adjusted EBITDA excluding pre-opening costs are all non-GAAP financial measures. Management believes that such financial measures, when viewed with our results of operations calculated in accordance with GAAP and our reconciliation of total restaurant-level adjusted EBITDA and total restaurant-level adjusted EBITDA excluding pre-opening costs (and restaurant-level adjusted EBITDA and restaurant-level adjusted EBITDA excluding pre-opening costs for each of our Pollo Tropical and Taco Cabana segments) and total adjusted EBITDA (and adjusted EBITDA for each of our Pollo Tropical and Taco Cabana segments) to net income (i) provide useful information about our operating performance and period-over-period growth (including at the restaurant level), (ii) provide additional information that is useful for evaluating the operating performance of our business, and (iii) permit investors to gain an understanding of the factors and trends affecting our ongoing earnings, from which capital investments are made and debt is serviced. However, such measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as alternatives to net income or cash flow from operating activities as indicators of operating performance or liquidity. Also these measures may not be comparable to similarly titled captions of other companies.

Adjusted net income and related adjusted earnings per share are non-GAAP financial measures. Adjusted net income is defined as net income before impairment and other lease charges, the impact of the qualification for sale-leaseback accounting (primarily upon the spin-off from Carrols) for certain leases previously accounted for as lease financing obligations, secondary offering expenses and loss on extinguishment of debt. Management believes that adjusted net income and related adjusted earnings per share, when viewed with our results of operations calculated in accordance with GAAP (i) provide useful information about our operating performance and period-over-period growth, (ii) provide additional information that is useful for evaluating the operating performance of our business, and (iii) permit investors to gain an understanding of the factors and trends affecting our ongoing earnings, from which capital investments are made and debt is serviced. However, such measures are not measures of financial performance or liquidity under GAAP and, accordingly should not be considered as alternatives to net income or net income per share as indicators of operating performance or liquidity. Also these measures may not be comparable to similarly titled captions of other companies.